SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12


                            THERMOENERGY CORPORATION
       (Name of Registrant as Specified in Its Articles of Incorporation)


   -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: _____________________
(2) Form, Schedule or Registration Statement No.: _____________________
(3) Filing Party: _____________________
(4) Date Filed: _____________________

                       [LOGO OF THERMOENERGY CORPORATION]

                                  May 21, 2001


Dear Shareholders:

     It is my pleasure to invite you to ThermoEnergy Corporation's 2001 Annual Meeting of Shareholders. We will hold the meeting on Friday, June 29, 2001, at 10:00 a.m., EDT, at the Ritz-Carlton Hotel, 3434 Peachtree Road, Atlanta, Georgia 30326. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company's business operations. There will also be time for questions.

     This package includes the Notice of Annual Meeting, the Proxy Statement, a Proxy Card and ThermoEnergy's amended Annual Report filed on Form 10-K/A with the Securities and Exchange Commission for the fiscal year ended December 31, 2000. The Proxy Statement provides information about ThermoEnergy in addition to describing the business we will conduct at the meeting.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares as described in the instructions on the Proxy Card; sign and return the Proxy Card in the enclosed envelope; or vote in person at the meeting.

Sincerely,


[SIGNATURE LOGO]

                               TABLE OF CONTENTS
                               -----------------

Notice of Annual Meeting of Stockholders.....................................(i)

Questions and Answers About the Annual Meeting and Voting.....................1

Election of Directors ........................................................3

     o        Nominees .......................................................4
     o        Directors Whose Terms Expire in 2002............................4
     o        Directors Whose Terms Expire in 2003............................4
     o        Board Committees................................................5
     o        Board and Board Committee Meetings..............................5
     o        Relationships with Outside Firms................................5
     o        Compensations of Directors......................................5
     o        Security Ownership of Directors and Executive Officers..........5
     o        Compensation and Benefits Committee Report on Executive
              Compensation............................ .......................7
     o        Compensation Committee Interlocks and Insider Participation.....7
     o        Indebtedness of Management......................................8
     o        Employment Contracts and Agreements.............................8
     o        Summary Compensation Table......................................9
     o        Option/SAR Grants in Last Fiscal Year..........................10
     o        Aggregated Option/SAR Exercises in Last Fiscal Year and
              FY-End Option/SAR Values.......................................11
     o        Audit Committee................................................12
     o        Audit Committee's Report.......................................13

Ratification of Appointment of Independent Public Accountants................13

Section 16(a) Beneficial Ownership Reporting Compliance......................13

Other Matters................................................................14

Audit Committee Charter......................................................15

                       [LOGO OF THERMOENERGY CORPORATION]

                    Notice of Annual Meeting of Shareholders

                                  May 21, 2001

                                 ---------------

To the Shareholders of ThermoEnergy Corporation:

     The Annual Meeting of the Shareholders of ThermoEnergy Corporation (the "Company") will be held at the Ritz-Carlton Hotel, 3434 Peachtree Road, Atlanta, Georgia 30326, at 10:00 a.m. EDT on June 29, 2001, for the following purposes:

1.   To elect three (3) members to the Board of Directors;

2. To ratify the appointment of Kemp & Company as independent auditors of the Company for the fiscal year ending December 31, 2001; and

3. To consider and act upon such other business as may be properly presented to the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on May 14, 2001, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any adjournment.

     A Proxy Card, the Company's Proxy Statement, and its amended Annual Report to the Securities and Exchange Commission for the fiscal year ended December 31, 2000, filed on Form 10-K/A are enclosed with this Notice of Annual Meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                       By order of the Board of Directors,

                                       /s/ Dennis Cossey
                                       ---------------------------------------
                                       Dennis Cossey, Chairman and Secretary
                                       Little Rock, Arkansas

May 19, 2001


IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                                       (i)

                            THERMOENERGY CORPORATION

                               1300 Tower Building
                                323 Center Street
                           Little Rock, Arkansas 72201
                             Telephone 501.376.6477
                             Facsimile 501.244.9203


                                  May 21, 2001


                                 PROXY STATEMENT
                                -----------------

            QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

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Q:   Why did I receive this proxy statement?

A: The Board of Directors of ThermoEnergy Corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of the Company as of the close of business on May 14, 2001, the record date, and are therefore entitled to vote at the meeting.

     This Proxy Statement and Proxy Card, along with the amended Annual Report for the fiscal year 2000, are being mailed to shareholders beginning May 21, 2001. The Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

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Q:   What am I voting on?

A:   o    Election  of  three  (3)  directors:  Dr.  Louis J.  Ortmann  and John
          Corcoran to serve three year terms to May 2, 2004, or until their respective successors are elected or appointed, and Dennis C. Cossey to serve a five year term to May 1, 2006, or until his successor is elected or appointed.

     o Ratification of the appointment of Kemp & Company as independent public accountants for fiscal year 2001.

     The Board recommends a vote FOR each of the nominees to the Board of Directors and FOR the ratification of the appointment of Kemp & Company as independent public accountants for fiscal year 2001.

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Q:   What is the voting  requirement  to elect the directors and to approve each of the proposals?

A: For the election of the directors, the nominees, to be elected, must have received the affirmative vote of a majority of the votes cast. The proposal to ratify the appointment of Kemp & Company as independent public accountants requires the affirmative vote of a majority of the votes cast.

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Q:   How many votes do I have?

A: You are entitled to one vote for each share of Company common stock ("Common Stock") that you hold. The shareholders do not have cumulative voting rights (a system in which voters cast as many votes as there are seats and are not limited to casting only one vote per candidate; thus, minority shareholders may concentrate all of their voting strength on one or more individual directors with the hope that their candidate is elected).

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Q:   How do I vote?

A:   You may vote using any of the following methods:

     o Complete, sign and date the proxy card you receive and return it in the prepaid envelope; or

     o    In person at the Annual Meeting.

     If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR the election of directors and the ratification of Kemp & Company as independent public accountants for 2001.

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Q:   What can I do if I change my mind after I vote my shares?

A: You may revoke your proxy at any time before it is voted at the Annual Meeting by:

     o    Sending written notice of revocation to the Secretary of the Company;

     o    Submitting a new paper ballot, after the date of the revoked proxy; or

     o    Attending the Annual Meeting and voting in person.

     You may also be represented by another person at the meeting by executing a proper proxy designating that person.

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Q:   Who will count the vote?

A: Representatives of Mellon Investor Services will tabulate the votes and act as inspectors of election.

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Q:   What constitutes a quorum?

A: As of the record date, 4,568,354 shares of ThermoEnergy Common Stock were issued and outstanding. A majority (51%) of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. If you are present or represented by proxy at the Annual Meeting and you abstain you shall count toward a quorum, however, your abstention, as well as broker non-votes, will not be part of the voting power present.

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Q:   Who can attend the Annual Meeting?

A:   All shareholders as of the record date may attend the Annual Meeting.

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Q:   Are there any shareholders that own more than five percent of the Company's shares?

A: On December 31, 2000, Dan Cowart, Robert Trump, P.L. Montesi and Dennis Cossey each beneficially owned more than five percent (5%) of the Company's outstanding Common Stock.

--------------------------------------------------------------------------------

Q:   When are the shareholder proposals due for the 2002 Annual Meeting?

A: In order to be considered for inclusion in next year's proxy statement, shareholder proposals must be submitted in writing by December 1, 2001, to Dennis Cossey, CEO and Secretary, 1300 Tower Building, 323 Center Street, Little Rock, Arkansas 72201.

     If you notify us after March 1, 2002, of an intent to present a proposal at the Company's 2002 Annual Meeting, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

--------------------------------------------------------------------------------

Q:   What happens if a nominee for director is unable to serve as a director?

A: If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by the Board of Directors.

--------------------------------------------------------------------------------

Q:   How much did this proxy solicitation cost?

A: The Company has not hired nor paid for assistance in the distribution of proxy materials and solicitation of votes. Employees, officers and directors of the Company may also solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of Common Stock.

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                            1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company has authorized seven positions on its Board of Directors. Six members of the Board are authorized to serve staggered three (3) year terms with two members standing for election each year. One member is authorized to serve a five (5) year term.

     Three directors are to be elected at the Annual Meeting. Shareholders will elect two directors, each for a three year term expiring in 2004, and one director for a five year term expiring in 2006. The Board's nominees are Dr. Louis J. Ortmann and Mr. John Corcoran for terms expiring in 2004, and Dennis C. Cossey for a term expiring in 2006. Dr. Ortmann was elected to the Board on November 18, 1998, to serve until this Annual Meeting or until his successor is elected or appointed. Mr. Cossey was elected to the Board on May 1, 1996 to serve until this Annual Meeting or until his successor is elected or appointed. Mr. J. Donald Phillips resigned from the Board in 2000, for personal reasons unrelated to the Company and was replaced by Mr. John Corcoran, who was appointed by the Board to serve for the remainder of Mr. Phillips' term, which ends this Annual Meeting. After the election of three directors at the Annual Meeting, the Company will have seven directors, including the four continuing directors whose present terms extend beyond the meeting. Information on the nominees and continuing directors follows:

Nominees

For terms expiring in 2004

     Dr. Louis J. Ortmann, DDS, age 64, Dr. Ortmann has been a director of the Company since September, 1991. Dr. Ortmann sold his dentistry practice, Louis J. Ortmann Dental Clinic, Inc., which he operated since 1962 and now serves as an associate in the practice and remains active in the business management and operation of the clinic. Dr. Ortmann is a graduate of the University of St. Louis.

     John Corcoran, age 60, currently serves as a director of the Company serving for the remainder of the term of Mr. J. Donald Phillips, who resigned from the Board for personal reasons unrelated to the Company. Mr. Corcoran serves as a Senior Vice President of the Norfolk Southern Corporation. Mr. Corcoran is tasked at Norfolk Southern with public affairs and lobbying on both the state and federal levels.

For a term expiring in 2006

     Dennis C. Cossey, age 54, has served as Chairman of the Board since 1990. Mr. Cossey has been the Chief Executive Officer and a director of the Company since 1988. Prior to joining the Company, Mr. Cossey served in executive and sales positions at a number of companies, including IBM Corporation and Peter Kiewit and Sons Engineering. Mr. Cossey is a member of the American Society of Naval Engineers, the US Naval Institute, the Society of Naval Architects and Marine Engineers and the Association of Energy Engineers.

Directors Whose Terms Expire in 2002

     P. L. Montesi, age 66, has served as a director, the President and Chief Operating Officer of the Company since 1988.

     Jerald H. Sklar, age 64, has served as a director of the Company since his appointment on September 5, 1997. Mr. Sklar is a member of the law firm of Waring Cox, PLC, Memphis, Tennessee, where he has practiced since being admitted to the bar in 1965, concentrating in corporate, financial and transactional work. He received a BA from Washington & Lee University and an LL.B. from Vanderbilt University. Mr. Sklar is also a principal in Ruby Avenue Realty, LLC, a real estate development business and Crestwood Partners, L.P., which invests in operating businesses.

Directors Whose Terms Expire in 2003

     Andrew T. Melton, age 54, has served as director of the Company since his election September 5, 1997. Mr. Melton is President and principal shareholder of Solomon Equity, Inc., a company he started in January of 1999, specializing in financial consulting and loan brokerage. From January 1997 to January 1999, Mr. Melton served as Chief Executive Officer and the principal shareholder of Solomon Financial Inc., a company specializing in financing Canadian imports to the U.S. Solomon Financial Inc. has been liquidated. Mr. Melton is a certified public accountant and received an MBA in finance and a Bachelor of Science degree in economics from Louisiana Tech University. From 1986 to 1994, Mr. Melton served as Executive Vice President, Chief Financial Officer and Treasurer of Worthen Banking Corporation, Little Rock, Arkansas. From 1995 to 1998, Mr. Melton was Vice President with Merrill Capital Markets in Little Rock, Arkansas.

     Dr. Paul A. Loeffler, age 53, has served as a director of the Company since his election on September 5, 1997. Dr. Loeffler is a professor of chemistry at Sam Houston State University, Huntsville, Texas. He has been in this position since 1985, and has been with the chemistry department of Sam Houston State University since 1975. Dr. Loeffler received his Ph.D. and MA in organic chemistry from Rice University. Dr. Loeffler also serves as a member of the Board of Directors and is the associate director of the Texas Regional Institute for Environmental Studies ("TRIES") in Huntsville, Texas. Dr. Loeffler has served with TRIES since 1992.

Board Committees

     The Board of Directors has two standing committees: the Compensation and Benefits Committee and the Audit Committee. Members of the individual committees are named below:

                Compensation and Benefits          Audit
                -------------------------          -----

                Dr. Louis J. Ortmann, Chairman     Andrew T. Melton, Chairman
                Dr. Paul A. Loeffler               Dr. Louis J. Ortmann
                Andrew T. Melton                   John Corcoran

     The Compensation and Benefits Committee, which is made up of independent directors, makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation. The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board or stockholder action is contemplated.

     The Audit Committee, which is made up of independent directors, oversees the Company's financial reporting process and internal controls. The Audit Committee is governed by a Board approved charter that contains, among other things, the Committee's membership requirements and responsibilities. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement. As part of its duties, the Committee consults with management and the Company's independent public accountants during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied. The Committee reviews the independent accountants' audit fees, discusses relationships and non-audit services to ensure no compromise of independence and submits to the Board of Directors its recommendations for the appointment of an audit firm for the upcoming year.

Board and Board Committee Meetings

     In 2000, the Board of Directors met three times, the Compensation and Benefits Committee met one time, but the Audit Committee did not meet with respect to the year 2000, until March 2001, after the audit was received from the independent auditors - Kemp & Company. All directors attended at least two of the three meetings of the Board and all of the meetings of the committees on which they served.

Relationships with Outside Firms

     Waring Cox, PLC, the law firm of which director Jerald H. Sklar is a member, provided legal services to the Company in fiscal year 2000.

Compensation of Directors

     Each director who is not a Company employee is compensated each year for services as a director by the receipt of options to purchase one thousand (1,000) shares of Company stock at the fair market value of the shares on the date of the meeting of the Compensation Committee at which the annual recommendation to grant the options is made. Directors do not currently receive any other compensation for serving as directors. Those directors who are Company employees do not receive any compensation for their services as directors. The Company reimburses all directors for travel and other necessary business expenses incurred in the performance of their services for the Company.

Security Ownership of Directors and Executive Officers

     The table below reflects the number of shares beneficially owned by each director and nominee for director of the Company, each executive officer of the Company named in the Summary Compensation Table and all directors, nominees and executive officers as a group as of April 30, 2001. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.


                                                                                          Right to
                                                                                           Acquire
                                                                                          Ownership
                               Shares     15%                                              Within          %
Name of Beneficial Owner       Owned   Debentures   Options   Warrants   Total (1)         60 Days      Owned(2)
------------------------       -----   ----------   -------   --------   ---------         -------      -------
P.L. Montesi                  234,545   291,081     550,000   126,875   1,202,501(3)        967,956      21.89%
22 Greenway Drive
Little Rock, AR 72212

Dennis Cossey                 266,823   250,000     550,000     1,875   1,068,698(4)        801,875      20.06%
11706 Pleasant Ridge Drive
Little Rock, AR 72212

Alex Fassbender                   625    16,025     200,000      --       216,650(5)        216,025(5)    4.57%
2500 George Wash. Way
Suite 153
Richland, VA 99362

John Corcoran                    --        --        10,000      --        10,000(10)        10,000       0.22%
1500 K Street N.W.,
Suite 375
Washington, D.C. 20005

Louis Ortmann                  28,601    95,980       4,000     4,250     132,831(6)(7)     104,230       2.87%
3832 Victoria Road
Festus, MO 63028

Andrew Melton                    --        --         4,000      --         4,000(6)          4,000       0.09%
11825 Hinson Road
Suite 102
Little Rock, AR 72212

Dr. Paul Loeffler                --        --         4,000      --         4,000(6)          4,000       0.09%
128 Royal Oaks
Huntsville, TX 77340

Jerald Sklar                   88,215   100,000     124,000      --       312,215(6)(8)     224,000       6.57%
50 N. Front St., Suite 1300
Memphis, TN 38103

All Officers and Directors    618,809   753,086   1,446,000   133,000   2,949,645         2,332,086      43.02%

Robert Trump                  324,273   350,000        --     196,571     870,844(9)        546,844      17.17%
167 E. 61st Street
New York, NY 10021

Dan Cowart                    250,000   375,000        --     750,000   1,375,000(11)     1,125,000      24.34%
3295 River Exchange Drive,
Suite #170
Norcross, GA 30092


     (1) Reflects the number of shares beneficially owned, computed based on the number of shares of Common Stock outstanding as of April 30, 2001, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

     (2) The percentages shown include shares that are not currently outstanding but which certain stockholders are entitled to acquire or will be entitled to acquire within sixty (60) days. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by the particular stockholder and by the group, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

     (3) Includes 1,875 Warrants purchased February 20, 1996 for $150 exercisable at $2.00 per share for restricted Common Stock within forty-eight months from date of purchase and assumes the exercise of such Warrants. Includes 3,125 shares of stock representing a one-half interest in 6,250 shares owned jointly with Dennis Cossey. Includes 125,000 Warrants purchased January 12, 1999 for $50,000 exercisable at $2.00 per share for restricted common stock at any time up to May 25, 2004 and assumes the exercise of such options. Includes executive bonus compensation of (i) 150,000 and 250,000 non-qualified, five year stock options granted June 20, 1999 and March 16, 2000, respectively, to purchase restricted Common Stock at a price equal to 2.00 per share and (ii)150,000 non-qualified, five year stock options granted October 11, 2000 to purchase restricted Common Stock at a price equal to $7.00 per share and assumes the exercise of such options. Includes 6,500 shares of restricted Common Stock received January 8,1999 in connection with a January 1997 loan to the Company. Includes 41,081 shares of restricted Common Stock represented by converting the 1997 loan to the Company, together with accrued interest, in the amount of $82,162 to 15% convertible Debentures due January 15, 2003. The Debentures are convertible to restricted common stock at a conversion price of $2.00 per share, at the option of the holder, up to the date of maturity or afterwards until the entire principal of and interest on the Debentures has been paid and assumes the conversion of the Debentures. Also includes Common Stock purchased in the open market. Does not include 2,188 shares of Common Stock owned by Mr. Montesi's wife distributed to her on February 9, 1993, pursuant to her status as a shareholder of common stock of American Fuel and Power Company ("AFP") in like amount. Pursuant to shareholder action of the Company May 21, 1988, the Company agreed to issue to AFP stockholders one share of the Company's Common Stock for each share of AFP common stock outstanding as of April 15, 1988. Mr. Montesi's wife was one of such shareholders of AFP entitling her to stock of the Company. Mr. Montesi disclaims beneficial ownership of the shares of Common Stock owned by his wife.

     (4) Includes 1,875 Warrants purchased February 20, 1996 for $150 exercisable at $2.00 per share for restricted stock within forty-eight months from date of purchase and assumes the exercise of all Warrants. Includes 3,125 shares representing a one-half interest in 6,250 shares owned jointly with P.L. Montesi. Includes executive bonus compensation of (i) 150,000 and 250,000 non-qualified, five year stock options share granted June 20, 1999 and March 16, 2000, respectively, to purchase restricted Common Stock at a price equal to $2.00 per share and (ii) 150,000 non-qualified, five year stock options granted October 11, 2000 to purchase restricted Common Stock at a price equal to $7.00 per share and assumes the exercise of such options. Also includes Common Stock purchased in the open market.

     (5) Includes executive bonus compensation of (i) 100,000 non-qualified, five year stock options granted February 10, 2000 to purchase restricted Common Stock at a price equal to $2.00 per share and (ii) 100,000 non-qualified, five year stock options granted October 11, 2000 to purchase restricted Common Stock at a price equal to $7.00 per share and assumes the exercise of such options.

     (6) Includes options convertible to 4,000 shares of restricted Common Stock at a price equal to $2.00 per share, issued under the Company's 1997 Stock Option, which provides for a grant of 1,000 share of common stock to non-employee directors for each year of service on the Board and assumes the exercise of such options.

     (7) Includes (i) 1,250 shares of Common Stock Dr. Ortmann beneficially owns through Dr. Louis J. Ortmann Dental Clinic, Inc., Profit Sharing Plan, (ii) 7,600 shares of Common Stock received in connection with of a June 1997 loan to the Company, (iii) 83,480 shares of restricted Common Stock represented by the conversion of a 1997 loan to the Company on July 20, 1999, together with accrued interest, in the amount of $91,960 of Series 98, 15% convertible Debentures due January 15, 2003 and (iv) separate Series 98, Debentures purchased in the amount of $50,000, and $25,000 on December 1, 1998 and June 22, 1999 respectively, convertible to restricted Common Stock at price of $2.00 per share and assumes the conversions of such Debentures. Does not include the following owned by Dr. Ortmann's wife: 26,563 shares of Common Stock, Warrants purchased September 17, 1996 by Mrs. Ortmann for $339.40 exercisable at $2.00 per share for 4,244 shares of Common Stock within forty-eight months from date of purchase, 5,000 shares of Common Stock received in connection with a August 14, 1997 loan to the Company and 16,992 shares of restricted Common Stock represented by the conversion of a 1997 loan to the Company, together with accrued interest, in the amount of $33,983 to 15% convertible Debentures dues January 15, 2003 and assumes the conversions of such Debentures. The Debentures are convertible to restricted Common Stock at a conversion price of $2.00 per share, at the option of the holder, up to the date of maturity or afterwards until the entire principal and interest amount shall have been paid and assumes the conversions of such debenture. Dr. Ortmann disclaims beneficial ownership of the shares, warrants and Debentures owned by his spouse.

     (8) Includes (i) 88,215 shares of Common Stock owned by Waring Cox, PLC, a law firm in which Mr. Sklar is a member; (ii) 100,000 shares of Common Stock, assuming conversion of Series 98, 15% convertible Debentures at a price of $2.00 per share issued to Waring Cox, PLC during May 2000 in satisfaction of legal fees owed to the firm by the Company and
          (iii) 120, 000 shares of Common Stock, assuming exercise at $2.00 per share of fire-year options for such shares granted to Waring Cox, PLC on April 19, 2000.

     (9) Includes 361,773 shares of Common Stock, assumes the conversion of 282,822 warrants convertible to restricted common and the conversion of Series 98 Convertible Debentures to 350,000 shares of restricted common stock as follows: includes 392,168 warrants purchased at par value exercisable at $8.00 per share within ten years of (58,825 December 23, 1992; 125,000 April 1, 1993; 208,344 July 15, 1993).
          Includes an additional 62,500 warrants purchased October 14, 1994 for $.02 exercisable at $2.00 per share for restricted stock within 48 months and assumes the exercise of all warrants by Mr. Trump. Includes an additional 25,000 shares of restricted Common Stock purchased May 10, 1995 at $0.50 per share and an additional 25,000 warrants purchased May 10, 1995 at par value exercisable at $2.00 per share for restricted stock which were exercised in June, 1995. Includes an additional 6,250, 5,000 and 12,500 Warrants purchased March 20, 1996, May 17, 1996 and August 28, 1996, respectively, for $500, $400 and $1,000 exercisable at $2.00 per share for restricted stock within forty-eight months from date of each purchase and assumes the exercise of all warrants. Includes 245,596 shares of Common Stock issued to Mr. Trump in July 1997 in consideration of (i) an additional $100,000 capital contribution to the Company, (ii) the conversion of $391,192 in short-term debt to equity, and (iii) the cancellation of 195,596 Warrants exercisable at $8.00 per share. Includes 350,000 shares of restricted Common Stock represented by the purchase of $700,000 of Series 98, 15% convertible Debentures due January 15, 2003 by Mr.
          Trump, $250,000 purchased each on January 15, 1998 and August 24, 1998, respectively and $200,000 purchased May 20, 1998. The Debentures are convertible to restricted Common Stock at a conversion price of $2.00 per share, at the option of the holder, up to the date of maturity or afterwards until the entire principal and interest amount shall have been paid and assumes the conversions of such Debentures.

     (10) Assumes exercise of five-year stock option to purchase Common Stock at $7.00 per share granted as incentive to Mr. Corcoran to accept appointment to Company Board of Directors.

     (11) Includes 250,000 shares of Common Stock. Assumes (i) conversion of Series 98, 15% convertible Debentures to at price of $2.00 per share and (ii) exercise of Warrants to purchase 750,000 shares at price of $2.00 per share.

The Compensation and Benefits Committee Report follows:

                   Compensation and Benefits Committee report

The Compensation and Benefits Committee of the Board ("Compensation Committee") is made up entirely of independent outside directors and recommends compensation for the Company's employees to the Board of Directors for its consideration and approval

Objectives and Policies

The goal of the Company's compensation policy and practices is to provide a competitive compensation package designed to attract and retain key executive officers and align executive remuneration levels with the interest of stockholders and the Company's overall performance. This stresses stock-based compensation as a means of providing incentives to executive officers to achieve growth in the value of our Common Stock.

Compensation Considerations

In making its decisions the Compensation Committee has taken into consideration the Company's achievements and its progress toward achieving strategic objectives. Total compensation for executive officers in 2000 was comprised of a reasonable base salary and stock option grants. Because the Company has a modest amount of capital, is still a developmental stage company, has virtually no income and no on going business operations, stock option grants are considered the best means of compensating Company executives.

CEO and Other Executive Officer Compensation

The Compensation Committee noted that Mr. Cossey, the CEO and Mr. Montesi the President have employment agreements that provide salaries of $169,776 to each of them for 2001, under agreements executed 9 years ago at an original annual base salary of $72,000 with 10% annual increases to a cap of $175,000 and concluded not to recommend a change to the base salaries or pay bonuses for 2000. The Compensation Committee recommended to the Board of Directors that for the year 2000 Mr. Cossey, Mr. Montesi and Mr. Alex Fassbender each be granted 75,000 unqualified stock options having a term of five years and an option price of $2.10 per share (the market price on April 18, 2001, when the Compensation Committee met).

                                              Compensation Committee

                                              Andrew T. Melton, Chairman
                                              Dr. Louis J., Ortmann
                                              Dr. Paul A. Loeffler


Compensation Committee Interlocks and Insider Participation

There were no Compensation and Benefits Committee interlocks or insider (employee) participation during 2000.

Indebtedness of Management

As of March 31, 2001, the Company had advanced $117,500 to P. L. Montesi and $112,500 to Dennis C. Cossey , and on that date, the Company owed deferred compensation of $178,241 to Mr. Montesi and $174,241 to Mr. Cossey.

Employment Contracts and Arrangements

Messrs. Cossey and Montesi have employment agreements that provide salaries of $169,776 to each of them for 2001, under agreements executed 9 years ago at an original annual base salary of $72,000 with 10% annual increases to a cap of $175,000. The term of employment for Messrs. Cossey and Montesi is from January 1, 1992 until December 31, 1994, with one year renewals available until December 31, 2004. Messrs. Cossey and Montesi also were subject to discretionary incentive compensation of up to 50 percent of the base salary of each individual determined by the Compensation Committee. Deferred compensation aggregating
78,525, $97,949, $25,555, and $73,911 was accrued during the periods ended December 31, 2000, 1999 and 1998, and September 30, 1998, respectively, pursuant to the interest provisions of the compensation agreements.

The Company is the sole beneficiary of a $500,000 and a $200,000 key man life insurance policy on the lives of Messrs. Cossey and Montesi, respectively.

The Company entered into a three-year employment agreement with Mr. Alex Fassbender under was to devote substantially all of his business and professional time to the Company with a base salary of $135,000 and 15% annual increases until his salary reaches $250,000. Due to the financial condition of the Company at this time, the employment agreement with Mr. Fassbender was amended on November 20, 1998 to engage Mr. Fassbender for an interim period, not to exceed twelve months from the execution of the employment agreement, where Mr. Fassbender will devote one-half of his business time and attention to Company matters on a minimum annual salary of $67,500.

Qualified 1997 Plan

The Directors and Shareholders approved a Stock Option Plan at the 1997 Annual Meeting that (the "1997 Plan") (i) permits incentive stock options under Section 422 of the Code to be granted from a pool of 750,000 shares of Common Stock of the Company; and (ii) to provide for an automatic grant of 1,000 shares for non-employee directors. The number of shares available for grant under the 1997 Plan is 750,000 Common Shares.

Except for automatic grants to non-employee directors, no other grants have been made. The automatic grants are for non-qualified options of 1,000 shares of Common Stock to be awarded, automatically, without further action by the Board or the Compensation and Benefits Committee on the third business day following the day of each annual meeting of the stockholders of the Corporation for each person who is then a member of the Board of Directors and who is not an employee of the Corporation or any of its subsidiaries. Each 1,000 share option granted to a non-employee Director will become exercisable beginning one (1) year from the date of the annual meeting of shareholders on which the date of the options were granted. If a non-employee Director is elected by the Board of Directors to begin serving as Director on a date not coincident with the annual meeting date, the Director will be granted the initial 1,000 share option as of the date of the first meeting at which he or she serves as Director; however, his or her options will become first exercisable beginning one (1) year from the date of the annual meeting at which he or she is first elected by the stockholders and he or she will not receive an additional grant of options upon his first election to the Board. The five non-employee directors have each received options for 4,000 shares, convertible to restricted, Common Stock at a price equal to $2.00 per share.

The Plan provides that the exercise price of each option must be at least equal to 100% of the fair market value of the Common Stock as of the date such option is granted and requires that all such options have an expiration date not later than the date which is one (1) day before the tenth anniversary of the date of the grant of such options. However, with certain limited exceptions and in event that the option holder ceases to be associated with the Company, or engages in or is involved with any business similar to that of the Company, such option holder's incentive options immediately terminate.

Unqualified Stock Options

Upon recommendation of the Compensation Committee, the Board of Directors may grant non-qualified stock options to employees of the Company in its discretion, and also in its discretion, the Board may grant options to non-employees as compensation for services and various types of assistance to the Company.

Executive Bonus Plan

On January 3, 1997, the Company's Board of Directors established a five-year Executive Bonus Plan ("Bonus Plan") to reward executive officers and other key employees based upon the Company achieving certain performance levels. Under the Bonus Plan, commencing with the Company's 1997 fiscal year and for each of the four fiscal years thereafter, the Company will have discretion to award bonuses in an aggregate amount in each fiscal year equal to 1% of the Company's net sales revenues for each fiscal year, provided and on condition that the Company achieves a net profit before taxes of not less than 5% of net sales in each year, and provided that the aggregate bonuses in each year (out of the maximum amount of 1% of annual net sales) shall not be in excess of the proportion by which the Company's net profit before taxes is greater than 5% of net sales but less than 15% of net sales. The Compensation Committee of the Board of Directors of the Company will determine the allocable amounts or percentages of the bonus pool that may be paid annually to participants. For fiscal 2000, no persons were entitled to receive bonus payments.

Other Bonuses

Bonuses may be paid to employees at the recommendation of the Compensation Committee and upon approval by the Board if in the Board's discretion the performance of an individual or the circumstances of the Company merit payment of additional compensation.

                           Summary Compensation Table
                           --------------------------

The following table summarizes compensation earned in 2000, 1999 and 1998 by the executive officers:


                                              Annual Compensation                         Long-Term Compensation
                                              -------------------                       Awards               Payouts
                                                                               --------------------------    -------
                                                                     Other     Restricted    Securities                      All
                                                                     Annual      Stock       Underlying        LTIP         Other
                                            Salary       Bonus   Compensation    Awards    Options/SARs(a)  Payouts(b)  Compensation
Name & Principal Position      Year           ($)         ($)         ($)          ($)           (3)            ($)          ($)
-------------------------      ----       -----------  ---------  -----------                               ----------
Primo L. Montesi             12-31-00     $193,607(2)                                        250,000(4)
  President                                                                                  150,000(5)

                             12-31-99      189,290(2)                                        150,000(6)
                             12-31-98(1)    44,668(2)
                              9-30-98      161,618(2)

Dennis Cossey                12-31-00     $193,607(2)                                        250,000(4)
  Chief Executive Officer                                                                    150,000(5)
  and Secretary
                             12-31-99      189,290(2)                                        150,000(6)
                             12-31-98(1)    44,668(2)
                              9-30-98      161,618(2)

Alex Fassbender              12-31-00     $118,688(2)                                        100,000(7)
  Vice President of
  Technology                 12-31-99       67,500(2)                                        100,000(8)

     (1)  Three-month transition period due to change in Company's year end.

     (2) Includes accrued salary plus accrued compensation expense pursuant to the interest provisions of the individual's employment agreement.

     (3) No stock appreciation rights were granted to the executive officers named in the Summary Compensation Table.

     (4) On March 16, 2000, the Board of Directors approved the grant of 250,000 non-qualified five-year stock options at an exercise price of $2.00.

     (5) On October 11, 2000, the Board of Directors approved the grant of 150,000 non-qualified five-year stock options at an exercise price of $7.00.

     (6) On June 20, 1999, the Board of Directors approved the grant of 150,000 non-qualified five-year stock options at an exercise price of $2.00.

     (7) On February 10, 2000, the Board of Directors approved the grant of 100,000 non-qualified five-year stock options at an exercise price of $2.00.

     (8) On October 11, 2000, the Board of Directors approved the grant of 100,000 non-qualified five-year stock options at an exercise price of $7.00.

     The following table provides information on stock options granted in 2000 to each of the Company's executive officers named in the Summary Compensation Table. The table also shows the hypothetical gains that would exist for the options at the end of their five-year terms for the executive officers named in the Summary Compensation Table and for all employees as a group (assuming their options had ten-year terms) at assumed compound rates of stock appreciate of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on fair market value on the date of grant.

                      Option/SAR Grants In Last Fiscal Year

                                          Individual Grants(a)
                     ----------------------------------------------------------------
                                                 Percent
                                   Number of     of Total
                                   Securities    Options/                                      Potential Realizable Value
                                   Underlying      SARs                                          at Assumed Annual Rates
                                     Options    Granted to     Exercise                        of Stock Price Appreciation
                                      SARs      Employees      or Base                             For Option Term (b)
                      Date of        Granted    in Fiscal       Price     Expiration   ---------------------------------------------
      Name             Grant           (#)         Year         ($/Sh)        Date         0%($)          5%($)           10%($)
      ----             -----       --------------------------------------------------      -----          -----           ------
Dennis Cossey          3-16-00       250,000        25%           $2.00       3-16-05                  $  638,000      $  805,500
                      10-11-00       150,000        15%            7.00      10-11-05                   1,339,800       1,691,550

Primo L. Montesi       3-16-00       250,000        25%           $2.00       3-16-05                     638,000         805,500
                      10-11-00       150,000        15%            7.00      10-11-05                   1,339,800       1,691,550

Alex G. Fassbender     2-10-00       100,000        10%           $2.00       2-10-05                     255,200         322,200
                      10-11-00       100,000        10%            7.00      10-11-05                     893,200       1,127,700

All Employees        See dates     1,000,000       100%       See prices    See dates                   5,104,000(c)    6,444,000(c)
  as a group           above                                     above        above

     (a) Options granted to the Company's executive officers named in the summary Compensation Table are exercisable after the date of grant. The Company did not issue stock appreciation rights in 2000 to any of the executive officers named in the Summary Compensation Table.

     (b) These amounts based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     (c) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders.

     The following table shows the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2000 by the Company's executive officers named in the Summary Compensation Table. The table also shows the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2000 and the aggregate gains that would have been realized had these options been exercised on December 31, 2000, even though these options were not exercised and the unexercisable options could have been exercised on December 31, 2000.

                 Aggregated Option/SAR Exercise in Last Fiscal Year and FY-End Option/SAR Values

                                                              Number of Securities           Value of Unexercised In-The-
                                                             Underlying Unexercised             Money Options/SARs at
                                                             Options/SARs at FY-End              Fiscal Year-End (a)
                          Shares Acquired      Value                   (#)                               ($)
                            on Exercise      Realized      ---------------------------------------------------------------
      Name                       (#)            ($)        Exercisable      Unexercisable    Exercisable     Unexercisable
      ----                ------------------------------   -----------      -------------    -----------     -------------
Dennis Cossey                       --              --        550,000              --          $475,000             --
Primo L. Montesi                    --              --        550,000              --           475,000             --
Alex G. Fassbender                  --              --        200,000              --           118,750             --

     (a) Market value of shares covered by in-the-money options on December 31, 2000 less option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

Certain Relationships And Related Transactions

Dan Cowart, Inc., and Foster Wheeler Environmental  Corporation - See section in
Part I, Item 1 above entitled, Strategic Corporate Relationships: Dan Cowart, Inc., and Foster Wheeler Environmental Corporation.

Dan Cowart, Inc. Marketing Agreement.

The Company and Dan Cowart, Inc. ("DCI") amended and restated its Marketing Agreement as of September 28, 2000. Dan Cowart is the controlling shareholder of DCI. The marketing area in which DCI is to market and develop the Company's technologies is limited to the City of Atlanta, Georgia and the State of Florida and is exclusive authority to DCI to market applications of the technologies from municipal, local governmental and real estate development markets in the market area, and on a non-exclusive basis applications of NitRem for industrial markets.

     The Company will be responsible for the manufacture, sale and sublicense and technologies and staffing needs of the joint venture and will provide technical personnel through ThermoEnergy Environmental, a joint venture with Foster Wheeler Environmental. Neither the existing agreements nor those contemplated between DCI and the Company gives DCI any rights in any of the technologies. After payment of all royalties to BMI and other costs and expenses of any project the Company and DCI will share equally in the net profits of each project to which to which the Company would be entitled after the payment of amounts due Foster Wheeler Environmental by its participation with the Company through ThermoEnergy Environmental. DCI will not participate in royalties paid to the Company, as a sublicensor, which royalties will not exceed net $.40 per 1,000 gallons of material processed through the Ammonia Recovery Process.

     Additional consideration paid to DCI will be a one-time success fee of 62,500 Warrants exercisable for 62,500 shares of unregistered Common Stock, exercisable within 10 years from the date of the grant at a price per $2.00 per share. If DCI is able to secure a contract with the City of Atlanta the parties will use all commercially reasonable efforts to negotiate a capital cost savings sharing arrangement with the City under which the entity contracting with the City will be 30% of all capital costs savings realized from using Company technology as apposed to "conventional" or other technology. DCI will be paid the first $5 million of any such savings sharing upon receipt of a payment from the City. The Company and DCI will divide the balance of any savings sharing, if any, equally. The parties have agreed that a determination of capital cost savings acceptable to the City of Atlanta and for which a payment is actually made will be binding, as between them, however in the event that DCI does not agree with the cost savings determination, it may at its expense negotiate and or arbitrate the question of the amount of capital cost savings, but shall have no authority to litigate any dispute with the City of Atlanta, nor shall the Company be required to take any actions that are reasonably likely to materially and adversely effect its relationship with the City of Atlanta. The term of the Amended and Restated Marketing Agreement extends until March 31, 2006, but conditions of exclusivity for the benefit of DCI only continue to March 31, 2002. Thereafter, the exclusive rights of DCI may be terminated on 30 days written notice.

Thermo Energy Power Systems, LLC and Alex Fassbender

On March 6, 2001, United States Patent No. 6,196,000 was granted to its inventor Alex Fassbender under the caption Power System With Enhanced Thermodynamic Efficiency And Pollution Control. Mr. Fassbender, who is the Executive Vice President of the Company and its chief technology officer had previously assigned his rights in the patent to Thermo Energy Power Systems, LLC, a Delaware limited liability company and eight-five percent (85%)subsidiary of the Company. For his contribution of the patent Mr. Fassbender received a fifteen percent (15%)ownership interest in Thermo Energy Power Systems, LLC.

Other Transactions

Mr. Jerald Sklar, a member of Waring Cox, PLC, counsel to the Company was appointed to the Board of Directors of the Company on September 5, 1997. His current term expires in 2003. Waring Cox, PLC owns 88,215 shares of Common Stock. Please see Note 7 under the Beneficial Ownership Chart in Item 12 for further discussion of Waring Cox, PLC's ownership position.

Indebtedness of Management

As of March 31, 2001, the Company had advanced $115,000 to P. L. Montesi and $115,000 to Dennis C. Cossey, and on that date the Company owed deferred compensation of $178,241 to Mr. Montesi and $174,241 to Mr. Cossey.

Future Transactions

The Company's Board of Directors has adopted a policy whereby any future transactions between the Company and any of its subsidiaries, affiliates, officers, directors, principal stockholders and any affiliates of the foregoing will be on terms no less favorable to the Company than could reasonably be obtained in "arm's length" transactions with independent third parties.

The Audit Committee's Report for 2000 follows:

                             Audit Committee Report

The Audit Committee of the Board of Directors is comprised of the following three independent outside directors: Andrew T. Melton, Chairman, Dr. Louis J. Ortmann and John Corcoran. The Audit Committee serves at the pleasure of the Board. It held one meeting with respect to the fiscal year 2000, and its report for the year 2000 follows:

The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Audit Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates. The Audit Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountants had full access to the Committee, including regular meetings without management present. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. Additionally, the Committee reviewed and


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

discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-K filing with the Securities and Exchange Commission.

                                                Audit Committee

                                                Andrew  T. Melton, Chairman
                                                Dr. Louis J. Ortmann
                                                John Corcoran

     As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during fiscal year 2000 by Kemp & Company, the Company's independent public accountants, is compatible with maintaining the accountants' independence. See Ratification of Appointment of Independent Public Accountants. Because of the small size of the Company, it has no internal auditor.

     Fees for all services provided by Kemp & Company for fiscal year 2000 are as follows:

Audit Fees

     Amounts billed by Kemp & Company related to the 2000 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-Q were approximately $27,500.

Financial Information Systems Design and Implementation Fees

     Kemp & Company billed no amounts in 2000 for financial information systems design and implementation services.

All Other Fees

     Amounts billed by Kemp & Company for all other professional services in 2000 were approximately $3,500.

--------------------------------------------------------------------------------
        2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     The Board of Directors, upon recommendation of its Audit Committee, composed of independent members of the Board, has appointed Kemp & Company as independent public accountants of the Company with respect to its operations for the year 2001, subject to ratification by the holders of Common Stock of the Company. In taking this action, the members of the Board and the Audit Committee considered carefully Kemp & Company 's performance for the Company in that capacity since its original retention in 1992; its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of the firm will be present at the Annual Meeting to make a statement if they desire to do so and will also be available to answer appropriate questions from shareholders.

     There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interest of the shareholders. If the appointment of Kemp & Company is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

     The Board of Directors recommends a vote FOR this proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. We are not aware of any beneficial owner of more than ten percent of our Common Stock.

     Based solely upon a review of the copies of the forms furnished to the Company, we believe that all filing requirements applicable to our officers and directors were complied with during the 2000 fiscal year.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.

ThermoEnergy Corporation

May 21, 2001


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

                                                                      APPENDIX A


                            THERMOENERGY CORPORATION

                             AUDIT COMMITTEE CHARTER

     Primary responsibility for ThermoEnergy Corporation's (the "Company") financial reporting lies with senior management, with oversight of the Board of Directors. To help the Board of Directors carryout this oversight responsibility, an Audit Committee consisting of independent directors has been established. The Committee is comprised entirely of outside directors (currently three) who are independent of management; who have broker/dealer or related financial or management expertise; who are not large customers, and who have access to independent outside legal counsel (if requested).

     The Audit Committee has oversight responsibility of the Company's internal and external audit functions and, in such capacity; the Chairman of the Audit Committee (who is appointed by the Chairman) will maintain direct access and communications with the Chief Financial Officer. The duties and responsibilities of the Company's Audit Committee are presented as they pertain to the following:

1.   Oversee  the  Company's  internal  accounting  and  operational   controls,
including assessment of strategic, financial, operational, and compliance risk management, as well as financial and regulatory reporting.

2. Ratify the selection of the Independent Public Accountants ("IPAs") and Chief Financial Officer, and assess their performance on an ongoing basis.

3. Review the financial statements and audit findings and take actions considered appropriate by the Committee and the Board.

4. Perform other oversight functions as requested by the full Board of Directors.

5.   Report activities performed to the full Board of Directors.

                                Responsibilities

1.   Oversee  the  company's  internal  accounting  and  operational   controls,
including assessment of strategic, financial, operational, and compliance risk management, as well as financial and regulatory reporting.

     A. The Chairman of the Committee or, if not present, the senior outside Director present shall preside at all meetings of the Committee. The Committee will meet on a regular basis (quarterly) and special meetings will be called, as circumstances require. For the transaction of business at any meeting of the Committee, two members shall constitute a quorum. The Committee will meet privately with the Chief Financial Officer and the IPAs to review their findings and management's action plans to ensure that management has appropriately implemented internal control recommendations made by internal and external auditors.

     B. The Committee will ensure management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

     C. The Committee will review the assessment of risks as described in the audit risk model and supporting Annual Audit Plan.

     D. The Committee will review with the Chief Financial Officer and the IPAs their integrated Annual Audit Plan, including the degree of coordination and integration between the respective parties. The Committee will inquire as to the extent to which the planned audit scope can be relied upon to detect fraud, non-compliance with state and federal laws and regulations, non-compliance with

SEC and NASD guidelines, or weaknesses in internal accounting and operational controls.

     E. The Committee will discuss with the Chief Financial Officer and the IPAs what steps are planned for providing an assessment of strategic, financial, operational, and compliance risk management, as well as financial and regulatory reporting.

     F. The Committee will discuss with the Chief Financial Officer and the IPAs what steps are planned for a review of the Company's Information Technology (IT) procedures and controls, including computer systems and applications, the security of such systems and applications, the contingency plan for processing data in the event of a systems breakdown, as well as to the specific programs to protect against computer fraud or misuse from both within and outside the Company.

     G. The Committee will discuss with the Chief Financial Officer and the IPAs what steps are planned for review of in-house policies and procedures, and compliance with such policies and procedures, for compliance with regulatory capital requirements and related dividend restrictions, for compliance with the Conflict of Interest and Code of Conduct policies, for compliance with officer travel and entertainment policies, and for compliance with Insider Trading policies by Directors, Stockholders, and Officers. The Committee will inquire as to the result of these reviews, and, if appropriate, review a summarization of the exceptions identified for the period under review.

     H. The Committee will instruct the Chief Financial Officer and the IPAs that the Committee expects to be advised if there are any areas that require special attention or occurrences of fraud, illegal acts, deficiencies in internal control, or irregularities.

     I. The Committee will instruct the Chief Financial Officer and the IPAs to advise the Committee when the Company seeks a second opinion on a significant accounting issue.

     J. The Committee will instruct the Chief Financial Officer and the IPAs to advise the Committee when the IPAs are hired to perform Management Consulting Services, and to report the nature and timing of such work.

     K. The Committee will meet with the Company's General Counsel and Chief Executive Officer to discuss its risk management policies, procedures and insurance coverage, including Director and Officer Liability, property and casualty loss, errors and omissions, and surety bonds.

2. Select the Independent Public Accountants and Chief Financial Officer, and Assess their Performance on an Ongoing Basis.

     A. The Committee will approve the selection of and the fees paid to the Independent Public Accountants (IPAs) for Company. The Committee will obtain opinions on the performance of the public accounting firm from appropriate management representatives and the Chief Financial Officer. Based upon the evaluation of the IPA's performance, recommend that the Board replace the IPA.

     B.  The   Committee   will  ensure  the  IPAs   understand   their   direct
accountability to the Board of Directors and the Committee.

     C. The Committee will inquire as to the extent to which IPAs other than the principal auditors are to be used and understand the rationale for using them. The Committee will request that their work be coordinated and that the Chief Financial Officer performs an appropriate review of their work.

     D. The Committee will ensure that the IPAs submit a formal written statement delineating all relationships with the Company. The Committee will be responsible for reviewing any disclosed relationships that may impact the objectivity and independence of the IPAs. The Committee will be responsible for recommending to the Board of Directors that appropriate action be taken in response to the outside auditor's report to satisfy itself of the IPAs independence.


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

     E. The Committee will also review management's evaluation of the factors related to the independence of the IPAs and review management's plans for engaging the IPAs to perform management advisory services during the year, if any.

     F. The Committee will review the appointment and dismissal of the Chief Financial Officer. The Committee will annually review and approve the performance evaluation of the Chief Financial Officer after consulting with the Chairman and Chief Executive Officer

3. Review the Financial Statements and Audit Findings, and take actions considered appropriate by the Committee and the Board. This review, taking into account the small size and fact that the Company has no earnings on the date that this Charter is adopted will take the following actions or their substantial equivalent:

     A. Obtain from management explanations for all significant variances in the financial statements between years, and will consider whether the data is consistent with the Management's Discussion and Analysis (MD&A) section of the annual report.

     B. Exercise oversight of the quarterly reporting process prior to the release of quarterly earnings.

     C. Inquire from management and the IPAs as to and request an explanation of any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission, NASD or other governing bodies that have an effect on or oversight over the financial statements of Company.

     D. Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements, and also inquire of management and the IPAs if there were any significant financial reporting issues discussed during the accounting period reported and, if so, how they were resolved.

     E. Meet regularly with the Company's inside and outside legal counsel, when appropriate, to discuss legal matters that may have a significant impact on the financial statements and on risk management.

     F. Review the significant reports to management prepared by the internal auditing department and management's responses.

     G. Meet privately with the IPAs to request their opinion of various matters, including the quality of financial and accounting personnel and the internal audit staff.

     H. Determine what the IPAs greatest concerns were and if any matters should be discussed with the Committee that have not been raised or covered elsewhere.

     I. Review the letter(s) of management representations given to the IPAs and inquire whether the IPAs encountered any difficulties in obtaining the letter(s) or any specific representations therein.

     J. Discuss with management and the IPAs the substance of any significant issues raised by in-house and outside counsel concerning litigation, contingencies, claims, or assessments to the end that the Committee will understand how such matters are reflected in the Company's financial statements.

     K. Determine the open years on federal income tax returns and whether there are any significant items that have been or might be challenged by the IRS or State(s), and inquire as to the status of the related tax reserves.

     L. Review with management the Form 10-K and the MD&A section of the annual report; inquire as to the extent to which the IPAs reviewed each and further inquire of the IPAs if the other sections of the annual report to stockholders and Form 10-K are consistent with the information reflected in the financial statements.

     M. Consider with the Board of Directors, whether the IPAs should meet with the full Board to discuss any matters relative to the financial statements and to answer any questions that other directors might have.

     N. Instruct the IPAs to communicate any other known matters that require the attention of the Committee or the full Board of Directors.

4.   Perform  Other  Oversight  Functions  as  Requested  by the  Full  Board of
Directors.

     A. The Committee will, if necessary institute special investigations and, if appropriate, hire special counsel or experts to assist.

     B. The Committee will review and update the charter and receive approval of changes from the full Board of Directors.

     C. The Committee will recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report and Form 10-K for the last fiscal year for filing with the Commission.

     D. The Committee will review the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

5.   Report Activities Performed to the Full Board of Directors.

     A. The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis.

     B. The Chairman of the Audit Committee will describe the Committee's significant activities during the year in a letter to the Board of Directors.

     C. The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.


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